                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              ISOMET CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------
Notes:

                              ISOMET CORPORATION
                             5263 Port Royal Road
                            Springfield, VA  22151



Notice of

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

May 29, 1997


        NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Isomet Corporation, a New Jersey Corporation (the "Corporation") will be held at the principal office of the Corporation, 5263 Port Royal Road, Springfield, Virginia, on Thursday, May 29, 1997, at 10:30 a.m., Eastern Standard Time, for the following purposes:

        1. To elect five directors of the Corporation to serve for the term of one year and until their respective successors have been elected and qualified; and

        2. To transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

        Only holders of record shares of Common Stock of the Corporation at the close of business on April 15, 1997 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

        All stockholders of the Corporation are invited to attend the annual meeting. Whether or not you plan to attend the Annual Meeting of Stockholders in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date and return the enclosed Proxy in the envelope to which no postage need be affixed if mailed in the United States. Any stockholder who chooses to attend and vote in person has the power to revoke his proxy at any time before it is used by giving written notice of such revocation to the Secretary of the meeting.

                                        By Order of The Board of Directors



                                        Lee R. Marks
                                        Secretary

April 28, 1997
Springfield, Virginia

                              ISOMET CORPORATION
                             5263 Port Royal Road
                         Springfield, Virginia  22151

                                PROXY STATEMENT

        The enclosed Proxy is being solicited by the Board of Directors of Isomet Corporation (the "Corporation") in connection with Annual Meeting of Stockholders of the Corporation to be held at the main office of the Corporation, on Thursday, May 29, 1997, at 10:30 a.m., Eastern Standard Time, and at any adjournment or adjournments thereof. Only record holders of shares of Common Stock, $1.00 par value ("Common Stock") of the Corporation at the close of business on April 15, 1997 will be entitled to notice of any to vote at the Annual Meeting or any adjournments of such meeting. On that date there were 1,905,590 shares of Common Stock outstanding and entitled to vote at the meeting.

        Any stockholder who executes and returns the enclosed form of proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Corporation or by voting in person at the meeting. Unless so revoked, the shares represented by the proxy will be voted in accordance with the instructions specified therein at the Annual Meeting, if the proxy is properly executed and is received in time for voting. If no instructions are specified, the shares represented by the Proxy will be voted FOR all of the matters described herein.

        All expenses attributable to this solicitation will be borne by the Corporation. Further solicitation of Proxies may be made by telephone or in person by officers, directors and regular employees of the Corporation.

        The Corporation's Annual Report for the fiscal year ended December 31, 1996, is transmitted herewith. None of the statements or information in said Annual Report is intended or shall be construed to be part of the proxy soliciting material of the Corporation.

        The approximate mailing date of this Proxy Statement and accompanying form of Proxy is April 28, 1997.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

        Stockholders are entitled to one vote for each share of Common Stock. However, in the election of directors, a stockholder has the right to cumulate his shares by giving one candidate as many votes as shall equal the number of directors to be elected, multiplied by the total number of shares, or to distribute them, on the same principle, among any number of candidates as the stockholder wishes. There are no prerequisites to the exercise of these cumulative voting rights. Persons named as proxies intend to cast votes equally among the five nominees for directors, but they reserve the right to cumulate and cast votes for less than all nominees or to distribute the votes among nominees at their discretion.

        The following table sets forth as of February 28, 1997 the number of shares and percentage of outstanding Common Stock owned by (i) each person known to the Corporation to be the beneficial owner of more than 5% of the Corporation's outstanding Common Stock, (ii) each director and director nominee who owns Common Stock, and (iii) all directors and officers of the Corporation as a group. The address for the directors and officers is the same as the Corporation's address unless otherwise indicated.


                                                                    Common Stock
                                                                    ------------
              Name of                              Amount and Nature            Percent
        Beneficial Owner                        of Beneficial Ownership(1)      of Class(2)
        ----------------                        -----------------------         --------
        Leon Bademian                              16,050(3)                         .84
        Officer, Director
        and Nominee

        Jerry W. Rayburn                           15,000(4)                         .78
        Officer, Director
        and Nominee

        Lee R. Marks                                2,333                            .12
        Officer, Director
        and Nominee

        Thomas P. Meloy                           131,103                           6.88
        Director and Nominee
        413 Jefferson Street
        Morgantown, WV  26505

        Consuelo Nussbaum                         161,000                           8.45

        Henry Zenzie                              538,088(5)                       28.24
        Officer, Director
        and Nominee

        All directors and officers
        as a group (8 persons)                    719,174                          36.95


(1)Unless otherwise indicated, each person has sole voting and investment power with respect to the shares beneficially owned.

(2)Calculated on the basis of 1,905,590 shares of Common Stock outstanding at April 15, 1997, plus, in the case of the individual option holder, additional shares of Common Stock deemed to be outstanding because such shares may be acquired within 60 days of that date through the exercise of outstanding options.

(3)Includes 15,000 shares that Mr. Bademian has an option to acquire within 60 days of April 15, 1997.

(4)Includes 15,000 shares that Mr. Rayburn has an option to acquire within 60 days of April 15, 1997.

(5)Includes 93,060 shares as to which Mr. Zenzie, as Nominee under certain Nominee and Option Agreements dated as of March 9, 1993, shares investment power for a maximum term of ten (10) years, but holds no voting powers hereto. Pursuant to these agreements, Mr. Zenzie also has an option to immediately acquire 18,612 of such shares.

                             ELECTION OF DIRECTORS

        At the annual meeting of stockholders five (5) directors are to be elected to hold office until the next annual meeting or until their successors are elected and qualified. Should the nominees be unable to serve or refuse to serve as directors (an event that Management does not anticipate), proxies solicited hereunder will be voted for substituted nominees.

        The enclosed form of proxy provides a means for a stockholder to vote for one or more of the proposed nominees, or to withhold authority to vote for all of such proposed nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a stockholder executes and returns a proxy, but does not specify otherwise, the shares represented by such stockholder's proxy will be voted FOR each of the proposed nominees listed therein or should any one or more of such proposed nominees become unavailable, for another nominee or other nominees to be selected by the Board of Directors.

        THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES IDENTIFIED BELOW.

Identification of Directors and Nominees for Directors

        The following table sets forth certain information regarding each director and nominee.

                                               POSITION WITH              DIRECTOR
        NOMINEE                 AGE           THE CORPORATION              SINCE
        ----------------        ---       ------------------------        --------
        Leon Bademian           65        Executive Vice President          1981
                                          Operations and Director
        Lee R. Marks            61        Secretary, Director               1987
        Thomas P. Meloy         71        Director                          1977
        Jerry W. Rayburn        56        Executive Vice President          1977
                                          Finance, Treasurer and
                                          Director
        Henry Zenzie            67        President, Director               1968

Business Experience

        The principal occupation of each director and nominee for the last five years and directorships held by each such person is as follows:

        Leon Bademian is Executive Vice President, Operations and Technical Director of the Corporation.

        Lee R. Marks is a member of the law firm of Ginsburg, Feldman and Bress, Chartered. He is also Secretary of the Corporation

        Thomas P. Meloy, Ph.D. is Benedum Professor, West Virginia University.

        Jerry W. Rayburn is Executive Vice President, Finance and Treasurer of the Corporation.

        Henry Zenzie is President of the Corporation. He is also a private investor in Henry Zenzie & Company, Princeton, New Jersey. Prior to joining the Corporation as President in 1981, Mr. Zenzie was Senior Vice President of Prescott, Ball and Turben, New York, New York from 1978.

                             FAMILY RELATIONSHIPS

        There are no family relationships between any director, executive officer or director nominee.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The law firm of Ginsburg, Feldman and Bress, Chartered, of which Lee R. Marks, a Director and Nominee Director of the Corporation, is a member, received fees in fiscal 1996 for legal services rendered to the Corporation.
It is anticipated that Ginsburg, Feldman and Bress will continue to provide legal services to the Corporation, to be billed at the law firm's usual hourly rates, in 1997.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors held two meetings in the fiscal year ended December 31, 1996. These meetings were attended by all of the Directors.

        The Board of Directors has no standing audit, nominating, compensation or similar committee.

                            EXECUTIVE COMPENSATION

(a) The following information is furnished with respect to the President of the Corporation and the other five executive officers of the Corporation. The executive officers of the Corporation are the highest paid employees of the Corporation for the fiscal year ended December 31, 1996.

                        (b) Summary Compensation Table

                                                                 Long Term Compensation
                        Annual Compensation                        Awards            Payouts
(a)             (b)     (c)     (d)     (e)             (f)             (g)             (h)       (i)
                                        Other
Name                                    Annual          Restricted      Securities                All
and                                     Compen-         Stock           Underlying      LTIP      Other
Principal               Salary  Bonus   sation          Award(s)        Options/        Payouts   Comp.
Position        Year    ($)     ($)(1)  ($)             SARs (#)        ($)             ($)         ($)
-------------------------------------------------------------------------------------------------------
Henry Zenzie    1996    76,551   -0-    -0-             -0-             -0-             -0-        -0-
President       1995    76,588   -0-    -0-             -0-             -0-             -0-        -0-
                1994    76,588   -0-    -0-             -0-             -0-             -0-        -0-

Jerry Rayburn   1996   123,573  2,471   -0-             -0-             -0-             -0-        -0-
Executive Vice  1995   124,048  2,481   -0-             -0-             -0-             -0-        -0-
President of    1994   124,048  2,481   -0-             -0-             -0-             -0-        -0-
Finance and
Treasurer

Leon Bademian   1996   123,573  2,471   -0-             -0-             -0-             -0-        -0-
Executive Vice  1995   124,048  2,481   -0-             -0-             -0-             -0-        -0-
President of    1994   124,048  2,481   -0-             -0-             -0-             -0-        -0-
Operations

Robert Bonner   1996    73,570  1,471   -0-             -0-             -0-             -0-        -0-
Vice President  1995    73,853  1,477   -0-             -0-             -0-             -0-        -0-
                1994    73,853  1,477   -0-             -0-             -0-             -0-        -0-

Frank Hamby     1996    73,570  1,471   -0-             -0-             -0-             -0-        -0-
Vice President  1995    73,853    739   -0-             -0-             -0-             -0-        -0-
                1994    73,853    730   -0-             -0-             -0-             -0-        -0-

Delmar Rader    1996    73,570  1,471   -0-             -0-             -0-             -0-        -0-
Vice President  1995    73,853  1,477   -0-             -0-             -0-             -0-        -0-
                1994    73,853  1,477   -0-             -0-             -0-             -0-        -0-

(1) This amount represents Corporation's annual contributions to 401(k) plan.

(c) Option/SAR Grants in Last Fiscal Year Table

There were no option/SAR grants in the last fiscal year.

            (d) Aggregated Option/SAR Exercises in Last Fiscal Year
                  and Fiscal Year End Option/SAR Value Table

(a)                     (b)                     (c)             (d)                   (e)
                                                                Number of
                                                                Securities            Value of
                                                                Underlying            Unexercised
                                                                Unexercised           In-the-Money
                                                                Options/SAR's         Options/SARs
                                                                at FY-End (#)         at FY-End($)(1)

                        Shares Acquired         Value           Exercisable/          Exercisable/
Name                    on Exercise             Realized        Unexercisable         Unexercisable
                        (#)                     ($)
Henry Zenzie            -0-                     -0-                 ---/30,000(2)         ---/-0-

Jerry W. Rayburn        -0-                     -0-              15,000/30,000(2)       2,550/-0-

Leon Bademian           -0-                     -0-              15,000/30,000(2)       2,550/-0-

Robert Bonner           -0-                     -0-               3,500/---               595/---

Frank Hamby             -0-                     -0-               3,500/---               595/---

Delmar R. Rader         -0-                     -0-               3,500/---               595/---

        (1) Closing price on December 31, 1996 was above the exercise price for exercisable option shares and below the exercise price for unexercisable option shares.

        (2) 30,000 of these option shares may be exercised in whole or in part at any time only (i) following the death of the director, or (ii) if the director ceases for any reason to be a member of the Corporation's Board of Directors, or (iii) if the Corporation's Board of Directors for good cause permits such exercise; or (iv) there is a change of ownership or effective control in the Corporation within the meaning of Section 280G of the United States Internal Revenue Code.

(e)     Long-Term Incentive Plans - Awards in Last Fiscal Year

        None.  The Corporation does not maintain any long-term incentive plan.

(f)     Defined Benefit or Actuarial Plan Disclosure - Pension Plan Table

        Not applicable.

(g)     Compensation of Directors

        Standard Arrangements:  The Corporation does not pay director's fees.

        Other Arrangements: On January 11, 1993, the Board of Directors approved the grant of incentive stock options under the 1992 Isomet Corporation Incentive Stock Option Plan to certain employees of the Corporation. The officers receiving such options under this grant were as follows: (i) Leon Bademian, 15,000 option shares; (ii) Jerry W. Rayburn,15,000 option shares; (iii) Frank Hamby, 3,500 option shares; (iv) Robert Bonner, 3,500 option shares; and (v) Delmar R. Rader, 3,500 option shares. The option exercise price for these qualified shares is $1.52 per share (the fair market value of the shares on the date of grant). The options expire on January 12, 2003 and are exercisable according to the following formula: 33 1/3% of the shares may be exercised on January 12, 1994 66 2/3% of the shares may be exercised on January 12, 1995; and 100% of the shares may be exercised on January 12, 1996.

(h) Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        Employment Contracts: None. The Corporation has no employment contracts.

        Termination of Employment Arrangement: Effective as of June 1, 1994, the Corporation entered into severance agreements, identical in their terms and conditions, with two of its executive vice presidents, Leon Bademian and Jerry W. Rayburn. The terms of each severance agreement provide that in the event the Corporation terminates the executive's employment with the Corporation for any reason, the executive shall be entitled to receive severance pay equal to twelve months' compensation based upon his then annual base salary only (i.e., exclusive of any bonus or other compensation), but in no event shall the severance pay be less than the total amount of $123,573, his annual base salary in effect as of the effective date of the severance agreement(s). Based upon the foregoing, the executive will not be entitled to severance in the event he voluntarily terminates his employment with the Corporation (which by way of illustration, but not limitation, includes death, disability, retirement or resignation). The severance agreements provide that the severance pay shall be paid in twelve equal monthly installments commencing one month after the Corporation terminates the executive's employment with the Corporation, provided, however, that the Corporation can within it's sole discretion prepay all or any part of such severance pay. The severance agreements also contain covenants restricting each executive from engaging in competing businesses or certain conduct with the Corporation's vendors; requiring the executive to return all Corporation owned materials and equipment; prohibiting the disclosure of confidential information of the Corporation; and requiring the executive to assist the Corporation in acquiring intellectual property rights in any invention the executive may have made or conceived while employed by the Corporation. The severance agreements also provide for injunctive relief as well as other remedies for breach.

        Change-in-Control Arrangements: On June 2, 1988, the Corporation's Board of Directors approved the grant of non-qualified stock options to purchase common stock to certain officers and directors of the Corporation as follows: (i) Henry Zenzie, 30,000 option shares; (ii) Leon Bademian, 30,000 option shares; (iii) Jerry W. Rayburn, 30,000 option shares; and (iv) Lee Marks, 7,500 option shares. The exercise price for all options granted was $1.75 per share. These non-qualified stock option shares terminate ten years from the date of grant and may be exercised in whole or in part at any time only (i) following the death of the director, or (ii) if the director ceases for any reason to be a member of the Corporation's Board of Directors, or (iii) if the Corporation's Board of Directors for good cause permits such exercise, or (iv) there is a change of ownership or effective control in the Corporation within the meaning of Section 280G of the United States Internal Revenue Code.

(i)     Report on Repricing of Options/SARs

        None. The Corporation did not adjust or amend the exercise price of stock options or SARs previously awarded to any of the named executive officers during the last fiscal year.

(j) Additional Information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        In 1996, four of the Corporation's directors participated in deliberations and decisions regarding executive officer compensation. They were Mr. Zenzie, Mr. Bademian, Mr. Rayburn and Mr. Marks.

(k)     Board Compensation Committee Report on Executive Compensation

        Not applicable.

(l)     Performance Graph

        Not applicable.

                             INDEPENDENT ACCOUNTS

        The Board of Directors has responsibility for selecting its independent auditors and engaged the firm of Aronson, Fetridge & Weigle, Certified Public Accountants, for the current calendar year. The Corporation has requested that a representative of Aronson, Fetridge & Weigle be present at the Annual Meeting of Stockholders with the opportunity to make a statement, if he desires to do so and is expected to be available to respond to appropriate questions.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        Any stockholders wishing to submit a proposal for action at the 1998 Annual Meeting of Stockholders, pursuant to and in accordance with the requirement of Securities and Exchange Commission Regulation 240.14a-8, must present the proposal in writing to the Corporation no later than January 9, 1998.

                                 OTHER MATTERS

        At the date of this Proxy Statement the Corporation does not know of any business to be presented for consideration at the Annual Meeting other than stated in the Notice of such meeting. It is intended, however, that the persons authorized under management proxies may, in the absence of instruction to the contrary, vote or act in accordance with their best judgement with respect ot any other proposal presented for action at such meeting.

                            REPORTS TO STOCKHOLDERS

        A copy of the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1996, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, may be obtained without charge by sending a written request therefor to Jerry W. Rayburn, Executive Vice President, Finance, Isomet Corporation, 5263 Port Royal Road, Springfield, Virginia 22151.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Lee R. Marks
                                        Secretary

April 28, 1997
Springfield, Virginia

PROXY

                              ISOMET CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Lee R. Marks and Jerry W. Rayburn as Proxies, with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated hereon all the shares of common stock of Isomet Corporation held on record by the undersigned on April 15, 1997, at the annual meeting of shareholders to be held on Thursday, May 29, 1997, or any adjournment thereof.

                          (Continued on reverse side)


                     (CARET) FOLD AND DETACH HERE (CARET)

                                          Leon Bademian, Lee R. Marks,
                                          Thomas P. Meloy, Jerry W. Rayburn
ELECTION OF DIRECTORS                     and Henry Zenzie

  FOR all nominees   WITHHOLD AUTHORITY   (INSTRUCTION: To withhold authority
listed to the right    to vote for all    to vote for any individual nominee,
 (except as marked     nominees listed    write that nominee's name on the line
 to the contrary)        to the right     provided below.)

    [_]                      [_]          _____________________________________

                                          PLEASE SIGN EXACTLY AS NAME APPEARS
                                          HEREON.
In their discretion, the Proxies are      _____________________________________
authorized to vote upon such other
business as may properly come before      _____________________________________
the meeting.                                           Signature


                                          Dated:________________________, 1997

                                          When shares are held by tenants, both
                                          should sign. When signing as attorney,
                                          executor, administrator, trustee or
                                          guardian, please give full title as
                                          such. If a corporation name, by
                                          President or other authorized officer.
                                          If a partnership, please sign in
                                          partnership name by authorized person.

                                          ____________________________________
                                               Signature if held jointly

                                          Dated:________________________, 1997
                                          PLEASE SIGN, DATE, AND RETURN THE
                                          PROXY CARD PROMPTLY USING THE
                                          ENCLOSED ENVELOPE.

                    (CARET)  FOLD AND DETACH HERE  (CARET)